UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07626)

Exact name of registrant as specified in charter:	Putnam Municipal Opportunities Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2015

Date of reporting period:	May 1, 2014 – October 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:
Putnam Municipal Opportunities Trust

FUND SYMBOL

PMO

Putnam Municipal Opportunities Trust

Semiannual report 10|31|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam Municipal
Opportunities
Trust

Semiannual report
10 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Terms and definitions	13
Other information for shareholders	14
Summary of dividend reinvestment plans	15
Trustee approval of management contract	17
Financial statements	22
Shareholder meeting results	50

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery has been steadily gaining momentum all year, thanks to positive developments in the key areas of employment, corporate earnings, consumer spending, and energy costs. With the U.S. midterm elections behind us, major stock market indexes achieved record highs in early November.

In October, the nation’s unemployment rate dropped to the lowest level since July 2008. Moreover, third-quarter earnings left investors feeling more confident about equity values and the overall health of corporations. For fixed-income markets, the outlook is more muted. The U.S. Federal Reserve ended its record bond-buying stimulus program in October, and appears to be on track to raise short-term interest rates in mid-2015.

While hardly booming, the U.S. economy has nevertheless emerged as a pillar of strength in the global economy. Meanwhile, the rest of the world may need to do more to nurture growth. Central banks in Europe, Japan, and China have recently augmented their stimulus policies, intending to shore up faltering recoveries. While risks have emerged, it is important to note that markets encountering adversity can still harbor investment potential.

As we head into the new year, it may be an appropriate time for you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

December 12, 2014

About the fund

Potential for income exempt from federal income tax

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals.

The bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income tax.

Putnam Municipal Opportunities Trust has the flexibility to invest in municipal bonds issued by any state in the country or U.S. territory. The bonds are often backed by the issuing entity or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer would not be able to repay the bond.

The fund also combines bonds of differing credit quality. In addition to investing in high-quality bonds, the fund's managers allocate a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the managers consider factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by Putnam's fixed-income organization, where municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Municipal bonds may finance a range of projects in your community and thus play a key role in its development.

Education	Health care	Housing	Industrials	Infrastructure	Utilities
School districts, colleges, universities, student loan programs	Hospitals, long-term-care facilities	Single and multi-family housing	Chemical, container, paper, and waste management companies	Highways, bridges, tunnels, roads, airport facilities	Public and private utilities, waterworks, sewers

Identified project areas are not necessarily represented in your fund's portfolio as of the date of this report, and your fund may invest in securities representing projects not shown here. Your fund's holdings will vary over time. *For more recent information on fund holdings, see pages 23–39.*

2 Municipal Opportunities Trust

How closed-end funds differ from open-end funds

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a "market price" for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund's performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund's shares, changing market conditions, and investor perceptions of the fund or its investment manager.

Putnam Municipal Opportunities Trust

Net asset value
Market price
Price per share
15
14
13
12
11
10
9
8
7
10/11
10/12
10/13
10/14

Municipal Opportunities Trust 3

Performance
snapshot

Annualized total return (%) comparison as of 10/31/14

The fund — at NAV
Putnam Municipal Opportunities Trust (NYSE ticker: PMO)
Fund's benchmark
Barclays Municipal Bond Index
Fund's Lipper peer group average
General & Insured Municipal Debt Funds (leveraged closed-end)
6.33
5.51
6.36
6.07
4.71
6.28
8.91
5.26
9.24
8.99
4.93
9.39
16.12
7.82
17.38
7.21
3.59
7.38
LIFE OF FUND
(since 5/28/93)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

*Returns for the six-month period are not annualized, but cumulative.

4     Municipal Opportunities Trust

Interview with your fund’s portfolio manager

Thalia Meehan, CFA

What was the market environment like for municipal bonds during the six months ended October 31, 2014?

Against a backdrop of generally favorable market conditions, municipal bonds performed solidly, posting gains each month of the reporting period. Early in the period, the European Central Bank took unprecedented steps to reinvigorate the eurozone economy. Meanwhile, the Federal Reserve continued to scale back its stimulative bond-buying program while affirming its commitment to low interest rates. Investors also seemed reassured that Fed Chair Janet Yellen could keep inflation in check without having to increase the central bank’s benchmark interest rate during this transitional phase. Thus U.S. interest rates fell during much of the period despite improving economic data.

In the final months of the period, the macroeconomic backdrop caused yields to move lower as geopolitical tensions in Ukraine, Iraq, and Gaza fed a flight-to-safety bid for fixed-income securities. Investor anxiety also rose in response to the Scottish independence vote, the possibility of heftier European sanctions against Russia, and weak growth in China. And while the U.S. economy was perceived as being fairly stable and interest rates were expected to remain low, investors became more cautious about the potential impact of the Fed raising interest rates in 2015. By October, changing views on global

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/14. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

Municipal Opportunities Trust     5

economic growth and central-bank policy generated high volatility in the U.S. stock market. However, in a memorable turnaround late in the month, U.S. stocks more than recouped their losses, helped in part by the Bank of Japan’s decision to increase its bond and asset purchases to stimulate growth in Japan and the Fed’s announcement to end its own bond-buying program.

How did Putnam Municipal Opportunities Trust perform against this backdrop?

For much of the reporting period, the macroeconomic backdrop and easy-money policies from central banks around the globe helped to keep interest rates low and to drive municipal bond prices higher. Furthermore, technical factors also lent price support to municipal bonds, as strong investor demand continued to surpass supply. For the six months ended October 31, 2014, the fund delivered a solid return at net asset value that was more than double that of its benchmark, the Barclays Municipal Bond Index, but lagged the average return of its Lipper peer group.

While the gap is closing, the supply of new municipal bond issuance remains lower than demand year over year. What is contributing to this trend?

On a year-over-year basis through October 2014, long-term municipal bond issuance is down about 6% from its level

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets (common and preferred shares) as of 10/31/14. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6     Municipal Opportunities Trust

“Municipal bonds performed solidly,
posting gains each month of the
reporting period.”

Thalia Meehan

for the same period in 2013 [Source: Bond Buyer]. The declining volume of new long-term municipal bonds coming to market is due in part to state and local governments undertaking fewer projects while turning their fiscal attention toward funding employee pensions and other fixed costs in their budgets.

This more modest level of supply has not kept pace with the solid demand from traditional tax-sensitive retail investors. In addition, crossover buyers and hedge fund investors appear to have also been drawn to the competitive yields and attractive relative value offered by this asset class rather than by its tax benefit. Consequently, while the municipal market was plagued by mutual fund outflows in 2013, we have seen positive inflows to tax-free mutual funds thus far in 2014. Tax-free high-yield and intermediate-term bond funds have been primary beneficiaries of this strong demand. With interest rates still low and fundamental credit quality stable, there has been greater investor appetite for yields offered by the relatively riskier municipal bonds further out on the maturity spectrum as well as for those in the lower-rated, higher-yielding sectors.

Portfolio allocation by state

Top ten state allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 10/31/14. Investments in Puerto Rico represented 0.5% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating rate portion of tender option bonds, derivative securities, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Municipal Opportunities Trust     7

Some isolated credit situations continue to make headlines, but would you say that the creditworthiness of the municipal bond market remains strong?

Overall, the fundamental credit outlook for municipal bonds remains solid, in our opinion. For calendar year 2013, bankruptcy filings represented 0.07% of the $3.6 trillion municipal bond market — well below the long-term average of 7.55% for global corporate bonds, according to Moody’s [U.S. Municipal Bond Defaults and Recoveries, 1970–2013 (May 2014)]. The default rate has remained low in 2014 to date, and we don’t believe defaults will increase meaningfully in the near future. Of course, there are outliers, such as Detroit and Puerto Rico, that have garnered much media attention, but for the most part, these are isolated credit situations, in our view.

How was the fund positioned during the reporting period?

We maintained our defensive bias in the portfolio because we believed that the municipal bond market’s attractive returns thus far in 2014 could be attributed primarily to a combination of lower rates and strong market technicals. We kept the fund’s duration positioning, or interest-rate sensitivity, below that of its Lipper peer group. This included maintaining a slightly higher cash position in the portfolio to help shelter it from price pressures given the risk of interest rates moving higher. We also believed carrying a slightly higher-than-average cash balance afforded the fund greater flexibility to purchase attractively valued bonds even in a rising-rate environment.

We continued to emphasize essential service revenue bonds, which are typically issued by state and local government entities to finance specific revenue-generating projects. While we believed that conditions were improving at the state and local levels, we continued to underweight local G.O. [general obligation] bonds relative to the benchmark. These securities rely on the taxing power of the

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets (common and preferred shares). Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Municipal Opportunities Trust

issuer and the health of the local economy to make payments.

Relative to the benchmark, the fund retained an overweight exposure to municipal bonds rated A and Baa. In terms of sectors, we favored transportation, higher education, essential service utilities, industrial, and continuing-care retirement community bonds in the portfolio relative to the fund’s Lipper peer group. Overall, this credit positioning contributed positively to performance. Our shorter-duration interest-rate positioning was one of the largest detractors for relative performance versus our peers, as interest rates moved lower during the period. Underweight exposures to Puerto Rico bonds also dampened results as compared to the fund’s Lipper peer group. However, we plan to maintain our underweight exposure to issuers in the Commonwealth given our negative credit outlook for Puerto Rico. Finally, our underweight to non-rated bonds versus our Lipper peers was a headwind for performance, as demand for high-yield municipal bonds helped push prices higher.

What factors are likely to influence the performance of municipal bonds in the coming months?

While the impact of the November midterm elections and the potential for tax reform will be on the minds of investors, we believe the most significant driver of municipal bond returns in the coming months will be the Fed’s interest-rate policy. The central bank’s decision to begin increasing its benchmark federal funds rate from near zero is expected to depend on the pace of the U.S. recovery and further improvement in the labor market. Most observers anticipate that the Fed will begin raising interest rates sometime in mid-2015. Thus, we believe future performance of municipal bonds will be highly influenced by movements in U.S. Treasuries.

It has become more challenging to find attractively valued municipal bonds given

ABOUT LEVERAGE

How does the fund use leverage, and why?

Leverage generally involves borrowing funds or raising additional capital (e.g., by issuing debt securities or preferred stock) and investing the proceeds with the expectation of producing a return that exceeds the cost of borrowing or of the additional capital. Unlike open-end funds, closed-end funds, such as your fund, are permitted to engage in leverage by raising additional capital. Preferred share leverage is your fund’s primary source of leverage. We also use tender option bonds as a supplemental source of leverage. Importantly, the purpose of leverage is to seek to enhance returns for the fund’s common shareholders. Leverage generally offers opportunities for increased investment yield and also amplifies common shareholders’ exposure to the effects of gains and losses in the fund’s investment portfolio.

Are there risks associated with the use of leverage?

We believe common shareholders generally have been well served by the fund’s use of leverage in recent years. However, the use of leverage presents certain risks for common shareholders. Because, as noted previously, leverage amplifies gains and losses, the net asset value of the common shares and the returns earned by common shareholders are generally more volatile in a leveraged fund than in a fund that does not use leverage. In addition, if the borrowing costs (which are typically based on short-term interest rates) associated with leverage rise, the costs of leverage will increase, most likely reducing the returns earned by common shareholders. We consider these risks and may adjust the fund’s investment exposures, taking into account leverage and other factors, as appropriate under market conditions.

Municipal Opportunities Trust     9

the run-up in prices thus far in 2014. We see our fundamental credit research as key to finding relative value in the municipal market and providing income and return potential going forward.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

Republicans claimed victory over Democrats in the midterm elections, shifting the balance of power in Congress and reigniting the debate for fundamental tax reform. According to the Congressional Budget Office, federal tax revenues are forecasted to increase by 49% to $4.85 trillion over the next decade. While both sides of the aisle have issued preliminary tax reform legislation, the need for greater bipartisan discourse and compromise is clear. Most Republicans want significant income tax breaks. U.S. Representative Dave Camp (R-Michigan), chairman of the House Ways and Means Committee, drafted legislation that, in combination with higher wages due to a stronger economy, could potentially save a middle-class family of four $1,300 per year, based on calculations using data provided by the bipartisan Joint Committee on Taxation. President Obama’s fiscal 2015 $3.9 trillion budget includes a proposal that would cap the amount of tax-exempt interest for municipal bondholders earning higher incomes. While both proposals could reduce investor demand for municipal bonds, it is worth noting that similar proposals in recent years have not been enacted.

10     Municipal Opportunities Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 10/31/14

	NAV	Market price	Barclays Municipal Bond Index	Lipper General & Insured Municipal Debt Funds (leveraged closed-end) category average*
Annual average
(life of fund) (5/28/93)	6.33%	5.64%	5.51%	6.36%
10 years	80.26	73.69	58.39	84.30
Annual average	6.07	5.68	4.71	6.28
5 years	53.26	47.90	29.22	55.78
Annual average	8.91	8.14	5.26	9.24
3 years	29.47	21.09	15.53	30.97
Annual average	8.99	6.59	4.93	9.39
1 year	16.12	15.60	7.82	17.38
6 months	7.21	5.14	3.59	7.38

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/14, there were 76, 76, 71, 70, 67, and 39 funds, respectively, in this Lipper category.

Performance is shown net of expenses.

Municipal Opportunities Trust     11

Fund price and distribution information For the six-month period ended 10/31/14

Distributions
Number	6
Income [1]	$0.3570
Capital gains [2]	—
Total	$0.3570
Distributions — Preferred shares	Series B (3,417 shares)	Series C (3,737 shares)
Income [1]	$13.34	$13.34
Capital gains [2]	—	—
Total	$13.34	$13.34
Share value	NAV	Market price
4/30/14	$12.73	$11.61
10/31/14	13.28	11.84
Current rate (end of period)	NAV	Market price
Current dividend rate [3]	5.38%	6.03%
Taxable equivalent [4]	9.51	10.65

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 43.40% federal tax rate for 2014. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/14

	NAV	Market price
Annual average
(life of fund) (5/28/93)	6.29%	5.58%
10 years	80.21	70.28
Annual average	6.07	5.47
5 years	47.04	40.17
Annual average	8.02	6.99
3 years	27.28	19.53
Annual average	8.37	6.13
1 year	15.51	13.96
6 months	7.88	6.10

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12     Municipal Opportunities Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Municipal Opportunities Trust     13

Other information for shareholders

Important notice regarding share repurchase program

In September 2014, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2014, up to 10% of the fund’s common shares outstanding as of October 7, 2014.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2014, Putnam employees had approximately $494,000,000 and the Trustees had approximately $139,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14     Municipal Opportunities Trust

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent

Municipal Opportunities Trust     15

distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

16     Municipal Opportunities Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

Municipal Opportunities Trust     17

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. The Trustees also considered that the fund’s shareholders most recently approved the fund’s current fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as the fund’s assets under management increase. The Trustees noted, however, that because your fund is a closed-end management investment company, it has relatively stable levels of assets under management and is not expected to be affected significantly by breakpoints in its management fee schedule. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group,

18     Municipal Opportunities Trust

your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s

Municipal Opportunities Trust     19

ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper General & Insured Municipal Debt Funds (leveraged closed-end)) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	3rd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2013, there were 75, 72 and 69 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

20     Municipal Opportunities Trust

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services.

Municipal Opportunities Trust     21

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22     Municipal Opportunities Trust

The fund’s portfolio 10/31/14 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments

AGM Assured Guaranty Municipal Corporation

AGO Assured Guaranty, Ltd.

AMBAC AMBAC Indemnity Corporation

COP Certificates of Participation

FGIC Financial Guaranty Insurance Company

FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized

FNMA Coll. Federal National Mortgage Association Collateralized

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

G.O. Bonds General Obligation Bonds

NATL National Public Finance Guarantee Corp.

SGI Syncora Guarantee, Inc.

U.S. Govt. Coll. U.S. Government Collateralized

MUNICIPAL BONDS AND NOTES (139.9%)*	Rating**	Principal amount	Value
Alabama (0.6%)
Jefferson Cnty., Swr. Rev. Bonds, Ser. D, 6 1/2s, 10/1/53	BBB–	$2,000,000	$2,245,100
Selma, Indl. Dev. Board Rev. Bonds (Gulf Opportunity Zone Intl. Paper Co.), Ser. A, 5.8s, 5/1/34	Baa2	750,000	860,453
			3,105,553
Arizona (3.1%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29 F	D/P	3,025,000	9,042
Coconino Cnty., Poll. Control Rev. Bonds (Tucson Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa1	1,500,000	1,606,860
Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern U.), 5 1/8s, 5/15/40	A–	2,125,000	2,263,083
Maricopa Cnty., Poll. Control Rev. Bonds (El Paso Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa1	2,400,000	2,822,879
Phoenix, Civic Impt. Corp. Arpt. Rev. Bonds, Ser. A, 5s, 7/1/40	A1	1,000,000	1,084,320
Phoenix, Civic Impt. Corp. Waste Wtr. Syst. Rev. Bonds, 5s, 7/1/29	AA+	500,000	599,975
Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr. Co.), 5 3/4s, 9/1/29	Baa1	800,000	804,928
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	1,550,000	1,551,674
Pinal Cnty., Elec. Rev. Bonds (Dist. No. 3), 5 1/4s, 7/1/36	A	500,000	565,785
Salt Verde, Fin. Corp. Gas Rev. Bonds, 5 1/2s, 12/1/29	A–	1,350,000	1,646,324
U. Med. Ctr. Corp. AZ Hosp. Rev. Bonds, 6 1/2s, 7/1/39	Baa2	1,000,000	1,168,970
Yuma, Indl. Dev. Auth. Hosp. Rev. Bonds (Yuma Regl. Med. Ctr.), Ser. A, 5s, 8/1/32	A–	2,065,000	2,315,030
			16,438,870
California (29.4%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds (Episcopal Sr. Cmntys.), Ser. A, 5s, 7/1/32	BBB+/F	550,000	609,246
ABC Unified School Dist. G.O. Bonds, Ser. B, FGIC, zero %, 8/1/20	Aa3	1,500,000	1,330,530

Municipal Opportunities Trust     23

MUNICIPAL BONDS AND NOTES (139.9%)* cont.	Rating**	Principal amount	Value
California cont.
Bay Area Toll Auth. of CA Rev. Bonds
(San Francisco Bay Area), Ser. F-1, 5s, 4/1/39 (Prerefunded 4/1/18)	AA	$2,500,000	$2,863,850
(Toll Bridge), Ser. S-4, 5s, 4/1/33	A1	1,200,000	1,373,268
Burbank, Unified School Dist. G.O. Bonds (Election of 1997), Ser. C, NATL, FGIC, zero %, 8/1/23	AA–	1,000,000	755,780
CA Edl. Fac. Auth. Rev. Bonds
(Claremont Graduate U.), Ser. A, 5s, 3/1/42	Baa1	2,000,000	2,074,400
(U. of the Pacific), 5s, 11/1/21	A2	1,500,000	1,566,195
(Loyola-Marymount U.), NATL, zero %, 10/1/21	A2	1,300,000	1,087,606
CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.)
Ser. E, 4.8s, 8/1/37	A–	5,000,000	5,020,700
Ser. K, 4 5/8s, 8/1/26	A–	2,500,000	2,536,724
CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA), 5 1/4s, 2/1/37	Baa1	1,800,000	1,849,176
CA Muni. Fin. Auth. Rev. Bonds (Biola U.), 5s, 10/1/42	Baa1	500,000	535,585
CA Poll. Control Fin. Auth. Solid Waste Disp. FRB (Waste Management, Inc.), Ser. C, 5 1/8s, 11/1/23	A–	850,000	885,496
CA Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds (American Wtr. Cap. Corp.), 5 1/4s, 8/1/40	A–	1,000,000	1,077,020
CA State G.O. Bonds
6 1/2s, 4/1/33	Aa3	12,000,000	14,671,440
5 1/2s, 3/1/40	Aa3	7,450,000	8,537,029
5s, 4/1/42	Aa3	4,000,000	4,454,520
5s, 10/1/29	Aa3	3,000,000	3,474,510
CA State Muni. Fin. Auth Mobile Home Park Rev. Bonds (Caritas Affordable Hsg., Inc.), 5 1/4s, 8/15/39	BBB	400,000	439,768
CA State Poll. Control Fin. Auth. Rev. Bonds
(San Jose Wtr. Co.), 5.1s, 6/1/40	A	3,500,000	3,703,035
(Pacific Gas & Electric Corp.), Class D, FGIC, 4 3/4s, 12/1/23	A3	2,500,000	2,678,000
CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 1/8s, 11/1/29	A1	1,000,000	1,236,250
Ser. A-1, 6s, 3/1/35	A1	1,600,000	1,901,072
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/32	A1	1,575,000	1,755,936
(Capital Projects), Ser. A, 5s, 4/1/29	A1	2,000,000	2,293,820
CA Statewide Cmnty. Dev. Auth. COP (The Internext Group), 5 3/8s, 4/1/30	BBB+	2,575,000	2,582,081
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Irvine, LLC-UCI East Campus), 6s, 5/15/40	Baa2	2,000,000	2,182,600
(Sutter Hlth.), Ser. A, 5s, 11/15/43	Aa3	2,485,000	2,573,615
Cathedral City, Impt. Board Act of 1915 Special Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02, 5.05s, 9/2/35	BB+/P	770,000	770,785
Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas), Ser. B, 5s, 12/1/27	Aa2	1,915,000	2,052,708

24     Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (139.9%)* cont.	Rating**	Principal amount	Value
California cont.
Foothill-De Anza, Cmnty. College Dist. G.O. Bonds, Ser. C, 5s, 8/1/40	Aaa	$2,250,000	$2,509,538
Foothill/Eastern Corridor Agcy. Rev. Bonds, Ser. A
6s, 1/15/53	BBB–	1,500,000	1,732,544
zero %, 1/1/28 (Escrowed to maturity)	Aaa	10,000,000	7,045,300
Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. A-2, 5.3s, 6/1/37	B3	1,000,000	803,670
Ser. A-1, 5s, 6/1/33	B3	100,000	81,899
(Enhanced Asset), Ser. A, 5s, 6/1/30	A1	500,000	572,235
(Enhanced Asset), Ser. A, 5s, 6/1/29	A1	1,400,000	1,622,852
Univ. of CA Rev. Bonds, Ser. AF, 5s, 5/15/36 T	AA	9,000,000	10,344,735
Los Angeles, Dept. of Arpt. Rev. Bonds (Los Angeles Intl. Arpt.)
Ser. D, 5s, 5/15/40	AA	3,500,000	3,997,630
5s, 5/15/30	AA	1,000,000	1,141,410
Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds (Laxfuel Corp.), 4 1/2s, 1/1/27	A	600,000	645,138
M-S-R Energy Auth. Rev. Bonds, Ser. B, 6 1/2s, 11/1/39	A–	3,000,000	4,124,969
Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr. Wks.), 5 3/4s, 8/10/18	AAA	6,000,000	6,679,860
North Natomas, Cmnty. Fac. Special Tax Bonds (Dist. No. 4), Ser. E, 5s, 9/1/30	BBB+	1,250,000	1,392,200
Oakland, Unified School Dist. Alameda Cnty., G.O. Bonds (Election of 2012), 6 5/8s, 8/1/38	BBB/P	500,000	603,375
Orange Cnty., Trans. Auth Toll Road Rev. Bonds (91 Express Lanes), 5s, 8/15/30	AA–	635,000	730,758
Port of Oakland, Rev. Bonds (Sr. Lien), Ser. P, 5s, 5/1/26	A+	4,000,000	4,611,199
Redwood City, Elementary School Dist. G.O. Bonds, FGIC, NATL, zero %, 8/1/21	AA–	1,990,000	1,647,780
Sacramento Cnty., Arpt. Syst. Rev. Bonds, 5s, 7/1/40	A	1,350,000	1,486,485
Sacramento, Special Tax Bonds (North Natomas Cmnty. Fac.), Ser. 97-01, 5s, 9/1/20	BBB–/P	1,195,000	1,195,705
Sacramento, Special Tax Rev. Bonds (North Natomas Cmnty. Fac.), Ser. 97-01
5s, 9/1/29	BBB–/P	1,180,000	1,180,307
5s, 9/1/18	BBB–/P	1,030,000	1,030,670
Sacramento, Regl. Trans. Dist. Rev. Bonds (Farebox)
5s, 3/1/42	A2	2,110,000	2,263,819
5s, 3/1/20	A2	500,000	586,390
San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A, NATL, 6 1/2s, 8/1/17	AA–	2,425,000	2,639,200
San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds, Ser. A, 5s, 7/1/40	A2	3,750,000	4,106,663

Municipal Opportunities Trust     25

MUNICIPAL BONDS AND NOTES (139.9%)* cont.	Rating**	Principal amount	Value
California cont.
San Diego, Unified School Dist. G.O. Bonds (Election of 2008), Ser. C
zero %, 7/1/40	Aa3	$5,000,000	$1,628,750
zero %, 7/1/38	Aa3	5,000,000	1,806,600
San Francisco City & Cnty. Arpt. Comm. Intl. Arpt. Rev. Bonds, 5s, 5/1/28	A1	575,000	661,181
San Juan, Unified School Dist. G.O. Bonds, AGM, zero %, 8/1/19	Aa2	1,000,000	921,610
Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds (Delta Wtr. Supply), Ser. A, 6 1/4s, 10/1/40	A–	875,000	1,032,018
Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev. Bonds, 7.65s, 8/1/21	B+/P	450,000	450,788
Tuolumne Wind Project Auth. Rev. Bonds (Tuolumne Co.), Ser. A, 5 7/8s, 1/1/29	AA–	1,585,000	1,876,672
Turlock, Irrigation Dist. Rev. Bonds, Ser. A, 5s, 1/1/40	AA–	4,000,000	4,315,840
			156,342,535
Colorado (1.2%)
CO Hsg. & Fin. Auth. Rev. Bonds (Single Family Mtge.), Ser. A-3, Class III, 5 1/4s, 5/1/33	A2	355,000	355,000
CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	325,000	335,325
(Evangelical Lutheran Good Samaritan Society), 5 5/8s, 6/1/43	A3	600,000	678,516
(Evangelical Lutheran Good Samaritan Society), 5s, 12/1/33	A3	1,650,000	1,806,452
(Evangelical Lutheran), 5s, 6/1/29	A3	850,000	888,854
Denver City & Cnty., Arpt. Rev. Bonds (Sub. Syst.), Ser. A, 5 1/2s, 11/15/31	A2	950,000	1,100,756
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. C1, NATL, 5 1/2s, 9/1/24	AA–	1,250,000	1,298,563
			6,463,466
Delaware (0.4%)
DE State Econ. Dev. Auth. Rev. Bonds (Delmarva Pwr.), 5.4s, 2/1/31	Baa1	1,100,000	1,241,889
DE State Hsg. Auth. Rev. Bonds (Single Family Mtge.), Ser. B, zero %, 1/1/40	A3	4,450,000	899,390
			2,141,279
District of Columbia (1.5%)
DC Rev. Bonds (Howard U.), Ser. A, 6 1/2s, 10/1/41	BBB+	3,000,000	3,480,600
DC U. Rev. Bonds (Gallaudet U.), 5 1/2s, 4/1/34	A+	1,000,000	1,110,810
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev. Bonds
(First Sr. Lien), Ser. A, 5s, 10/1/39	A2	2,000,000	2,165,019
(Metrorail), Ser. A, zero %, 10/1/37	Baa1	3,700,000	1,215,339
			7,971,768
Florida (4.9%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds (Health First, Inc.), 7s, 4/1/39	A3	3,000,000	3,522,780
Escambia Cnty., Env. Impt. Rev. Bonds (Intl. Paper Co.), Ser. A, 5s, 8/1/26	Baa2	2,500,000	2,501,750

26     Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (139.9%)* cont.	Rating**	Principal amount	Value
Florida cont.
FL State Board of Ed. G.O. Bonds (Capital Outlay 2011), Ser. F, 5s, 6/1/30	AAA	$1,000,000	$1,158,510
FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A, 5s, 10/1/31	A2	1,700,000	1,896,758
Jacksonville, Port Auth. Rev. Bonds, 5s, 11/1/38	A2	600,000	640,260
Lakeland, Retirement Cmnty. 144A Rev. Bonds (1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	340,000	353,828
Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	2,500,000	2,668,624
Marco Island, Util. Sys. Rev. Bonds, Ser. A, 5s, 10/1/40	Aa3	1,500,000	1,650,975
Miami-Dade Cnty., Aviation Rev. Bonds
(Miami Intl. Arpt.), Ser. A-1, 5 3/8s, 10/1/41	A2	3,000,000	3,321,269
Ser. A, 5s, 10/1/29	A2	1,000,000	1,123,340
5s, 10/1/28	A2	500,000	569,495
Miami-Dade Cnty., Expressway Auth. Toll Syst. Rev. Bonds, Ser. A, 5s, 7/1/40	A3	1,000,000	1,067,320
Orange Cnty., Hlth. Facs. Auth. Rev. Bonds (Presbyterian Retirement Cmntys.), 5s, 8/1/34	A–/F	1,350,000	1,467,018
Orlando & Orange Cnty., Expressway Auth. Rev. Bonds, AGM, 5s, 7/1/25	AA	500,000	595,025
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds (Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	1,000,000	1,107,830
South Broward, Hosp. Dist. Rev. Bonds, NATL, 4 3/4s, 5/1/28	Aa3	1,500,000	1,603,065
Southeast Overtown Park West Cmnty. Redev. Agcy. 144A Tax Allocation Bonds, Ser. A-1, 5s, 3/1/30	BBB+	360,000	396,896
Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds, 5.4s, 5/1/37	CCC/P	400,000	401,408
			26,046,151
Georgia (3.8%)
Atlanta, Arpt. Rev. Bonds (Hartsfield-Jackson Intl. Arpt.), Ser. A, 5s, 1/1/35	Aa3	1,250,000	1,407,325
Atlanta, Arpt. Passenger Fac. Charge Rev. Bonds
5s, 1/1/34	A1	1,550,000	1,771,170
5s, 1/1/33	A1	1,500,000	1,720,455
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A, 6 1/4s, 11/1/39	Aa3	4,500,000	5,347,260
Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech Athletic Assn.), Ser. A, 5s, 10/1/42	A2	1,350,000	1,489,738
Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds (Northeast GA Hlth. Care), Ser. B, 5 1/4s, 2/15/45	AA–	6,500,000	7,010,965
Marietta, Dev. Auth. Rev. Bonds (U. Fac. — Life U., Inc.), 7s, 6/15/39	Ba3	1,400,000	1,470,616
			20,217,529
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, 5s, 10/1/30	AA	300,000	344,901
			344,901

Municipal Opportunities Trust     27

MUNICIPAL BONDS AND NOTES (139.9%)* cont.	Rating**	Principal amount	Value
Illinois (12.3%)
Chicago, G.O. Bonds, Ser. A
5s, 1/1/36	A+	$3,000,000	$3,046,050
5s, 1/1/34	A+	1,250,000	1,278,500
Chicago, Motor Fuel Tax Rev. Bonds, 5s, 1/1/29	AA+	500,000	548,845
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A2	4,000,000	4,650,520
Ser. C, 5 3/8s, 1/1/39	A2	1,250,000	1,393,388
Ser. C, 5 1/4s, 1/1/28	A2	1,320,000	1,488,590
Ser. C, 5 1/4s, 1/1/27	A2	2,125,000	2,433,804
(Passenger Fac. Charge), Ser. B, 5s, 1/1/24	A2	2,500,000	2,866,525
Chicago, Trans. Auth. Sales Tax Rev. Bonds, 5 1/4s, 12/1/49	AA	3,000,000	3,420,450
Chicago, Waste Wtr. Transmission Rev. Bonds
(2nd Lien), 5s, 1/1/39	AA–	1,835,000	2,017,252
Ser. A, NATL, zero %, 1/1/24	AA	1,600,000	1,141,728
Chicago, Wtr. Wks Rev. Bonds (2nd Lien), 5s, 11/1/39	AA–	1,725,000	1,909,316
Cicero, G.O. Bonds, Ser. A, AGM, 5s, 1/1/21	AA	2,000,000	2,294,620
IL Fin. Auth. Rev. Bonds
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB–	2,500,000	2,885,300
(IL Rush U. Med. Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,425,000	1,624,372
(IL Rush U. Med. Ctr.), Ser. D, 6 5/8s, 11/1/39	A2	1,490,000	1,698,466
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	3,000,000	3,249,420
(Alexian), Ser. A, AGM, 5 1/4s, 1/1/22	A2	3,775,000	4,154,576
IL State G.O. Bonds
5 1/4s, 2/1/30	A3	1,000,000	1,101,380
5s, 3/1/34	A3	750,000	797,648
IL State Fin. Auth. Rev. Bonds (U. of Chicago), Ser. A, 5s, 10/1/33	Aa2	3,000,000	3,522,030
IL State Sports Fac. Auth. Rev. Bonds, AGM, 5 1/4s, 6/15/32	AA	250,000	281,955
Kendall & Kane Cntys., Cmnty. United School Dist. G.O. Bonds (No. 115 Yorkville), NATL, FGIC, zero %, 1/1/21	Aa3	1,075,000	913,073
Lake Cnty., Cmnty. Construction School Dist. G.O. Bonds (No. 073 Hawthorn), NATL, FGIC
zero %, 12/1/21	AA+	1,805,000	1,522,626
zero %, 12/1/21 (Escrowed to maturity)	AA+	145,000	127,741
zero %, 12/1/20	AA+	1,495,000	1,320,862
zero %, 12/1/20 (Escrowed to maturity)	AA+	155,000	141,213
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. Bonds (McCormick), Ser. A, NATL, zero %, 12/15/30	AAA	15,000,000	7,605,900
Railsplitter, Tobacco Settlement Auth. Rev. Bonds, 6s, 6/1/28	A–	4,150,000	4,852,471
Southern IL U. Rev. Bonds (Hsg. & Auxiliary), Ser. A, NATL, zero %, 4/1/25	AA–	1,870,000	1,225,841
			65,514,462

28     Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (139.9%)* cont.	Rating**	Principal amount	Value
Indiana (2.3%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A, 5 1/4s, 10/15/21	A3	$180,000	$215,944
IN State Fin. Auth. Rev. Bonds
(U.S. Steel Corp.), 6s, 12/1/26	BB–	500,000	553,700
(BHI Sr. Living), 5 3/4s, 11/15/41	BBB+/F	1,000,000	1,102,420
(I-69 Dev. Partners, LLC), 5 1/4s, 9/1/40	BBB–	1,500,000	1,629,375
(Duke Energy Ind.), Ser. C, 4.95s, 10/1/40	Aa3	4,000,000	4,294,680
Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa1	1,375,000	1,510,396
NATL, 5.6s, 11/1/16	AA–	1,550,000	1,670,885
U. Southern IN Rev. Bonds (Student Fee), Ser. J, AGO, 5 3/4s, 10/1/28	AA	1,000,000	1,166,230
			12,143,630
Kentucky (0.6%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds (1st Tier Downtown Crossing), Ser. A, 6s, 7/1/53	Baa3	1,000,000	1,153,750
Louisville & Jefferson Cnty., Metro. Govt. College Rev. Bonds (Bellarmine U., Inc.), Ser. A, 6s, 5/1/38	Baa3	290,000	313,615
Louisville, Regl. Arpt. Auth. Syst. Rev. Bonds, Ser. A
5s, 7/1/32	A+	1,030,000	1,168,257
5s, 7/1/31	A+	385,000	438,384
			3,074,006
Maryland (0.2%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds (Potomac Electric Power Co.), 6.2s, 9/1/22	A2	650,000	771,375
MD State Indl. Dev. Fin. Auth. Rev. Bonds (Synagro-Baltimore), Ser. A, 5 1/2s, 12/1/15	BBB+/F	500,000	510,845
			1,282,220
Massachusetts (7.3%)
MA State Dept. Trans. Rev. Bonds (Metro Hwy. Syst.), Ser. B, 5s, 1/1/37	A+	2,500,000	2,692,500
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	575,000	682,370
(Linden Ponds, Inc. Fac.), Ser. A-1, 6 1/4s, 11/15/26	B–/P	960,369	776,535
(Milford Regl. Med. Ctr. Oblig. Group), Ser. F, 5 3/4s, 7/15/43	Baa3	500,000	557,855
(Loomis Cmntys.), Ser. A, 5 3/4s, 1/1/28	BBB–	1,100,000	1,233,584
(Carleton-Willard Village), 5 5/8s, 12/1/30	A–	750,000	812,940
(Linden Ponds, Inc. Fac.), Ser. A-2, 5 1/2s, 11/15/46	B–/P	51,190	39,884
(Berklee College of Music), 5 1/4s, 10/1/41	A2	2,000,000	2,229,860
(Emerson College), Ser. A, 5s, 1/1/40	Baa1	4,000,000	4,247,640
(Linden Ponds, Inc. Fac.), Ser. B, zero %, 11/15/56	B–/P	254,614	1,245
MA State Dev. Fin. Agcy. Solid Waste Disp. FRB
(Dominion Energy Brayton), Ser. 1, 5 3/4s, 12/1/42 (Prerefunded 5/1/19)	BBB+	1,500,000	1,808,325
(Dominion Energy Brayton Point), 5s, 2/1/36 (Prerefunded 8/1/16)	BBB+	1,000,000	1,075,630

Municipal Opportunities Trust     29

MUNICIPAL BONDS AND NOTES (139.9%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Edl. Fin. Auth. Rev. Bonds
(Ed. Loan Issue 1), 5s, 1/1/27	AA	$800,000	$880,928
(Edl. Loan — Issue I), 4 3/8s, 1/1/32	AA	1,220,000	1,249,622
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	B+	1,500,000	1,503,195
(Quincy Med. Ctr.), Ser. A, 6 1/4s, 1/15/28 (In default) †	D/P	407,632	41
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39 (Prerefunded 7/1/19)	Baa2	1,175,000	1,297,165
(Springfield College), 5 5/8s, 10/15/40	Baa1	550,000	603,152
(Care Group), Ser. B-2, NATL, 5 3/8s, 2/1/26	AA–	700,000	780,927
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	3,250,000	3,612,310
MA State Hsg. Fin. Agcy. Rev. Bonds
Ser. C, 5.35s, 12/1/42	Aa3	1,500,000	1,583,340
Ser. 171, 4s, 12/1/44	Aa2	500,000	551,240
Ser. SF-169, 4s, 12/1/44	Aa2	1,000,000	1,093,790
Ser. 162, FNMA Coll, FHLMC Coll., 2 3/4s, 12/1/41	Aa2	720,000	739,944
MA State Port Auth. Special Fac. Rev. Bonds (Conrac), Ser. A, 5 1/8s, 7/1/41	A	2,855,000	3,103,471
Metro. Boston, Trans. Pkg. Corp. Rev. Bonds
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	2,500,000	2,869,475
5s, 7/1/41	A1	2,590,000	2,910,279
			38,937,247
Michigan (6.6%)
Detroit, G.O. Bonds, Ser. A-1, AMBAC, 5 1/4s, 4/1/24	Caa3	1,435,000	1,354,080
Detroit, City School Dist. G.O. Bonds, Ser. A, AGM, 6s, 5/1/29	Aa2	1,000,000	1,175,200
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM, 6 1/4s, 7/1/36	AA	1,425,000	1,554,062
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.), 7 1/2s, 7/1/39	Ba1	500,000	542,685
Karegnondi, Wtr. Auth. Rev. Bonds (Wtr. Supply Syst.), Ser. A, 5 1/4s, 11/1/31	A2	2,445,000	2,778,596
Lansing, Board of Wtr. & Ltg. Util. Syst. Rev. Bonds, Ser. A, 5s, 7/1/37	Aa3	1,765,000	1,983,260
MI Pub. Pwr. Agcy. Rev. Bonds, Ser. A, 5s, 1/1/27	A2	1,900,000	2,085,250
MI State Fin. Auth. Rev. Bonds
Ser. H-1, 5s, 10/1/39	AA–	1,575,000	1,750,361
(Local Govt. Program Detroit Wtr. & Swr.), Ser. D4, 5s, 7/1/34	BBB+	100,000	107,939
(Detroit Wtr. & Swr.), Ser. C-6, 5s, 7/1/33	BBB+	850,000	923,160
(Revolving Fund-Clean Water), 5s, 10/1/31	AAA	1,500,000	1,754,550
MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	2,500,000	2,884,525
(Henry Ford Hlth.), 5 3/4s, 11/15/39	A3	2,000,000	2,225,280
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A3	4,500,000	4,643,910
(Sparrow Hosp.), 5s, 11/15/31	A1	1,350,000	1,421,577

30     Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (139.9%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Hsg. Dev. Auth. Rev. Bonds (Rental Hsg.), Ser. D, 3.95s, 10/1/37	AA	$1,050,000	$1,055,334
MI State Strategic Fund Ltd. Oblig. Rev. Bonds (Evangelical Homes of MI)
5 1/2s, 6/1/47	BB+/F	675,000	693,461
5 1/4s, 6/1/32	BB+/F	320,000	328,224
MI State Strategic Fund, Ltd. Rev. Bonds (Worthington Armstrong Venture), U.S. Govt. Coll., 5 3/4s, 10/1/22 (Escrowed to maturity)	AAA/P	1,650,000	2,020,524
MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A, 6s, 6/1/34	B–	575,000	488,739
Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy Memorial Hosp. Corp.), 5 3/8s, 6/1/26	Baa2	750,000	785,873
Wayne Cnty., Arpt. Auth. Rev. Bonds, Ser. A, 5s, 12/1/21	A2	2,000,000	2,302,640
			34,859,230
Minnesota (1.9%)
Minneapolis & St. Paul, Metro. Arpt. Comm. Rev. Bonds, Ser. A, 5s, 1/1/32	A	500,000	575,200
MN State Res. Hsg. Fin. Agcy. Rev. Bonds, Ser. A, 4s, 7/1/38	Aa1	865,000	946,483
North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian Homes North Oaks), 6 1/8s, 10/1/39	BB/P	995,000	1,065,108
St. Cloud, Hlth. Care Rev. Bonds (Centracare Hlth. Syst.), Ser. A, 5 1/8s, 5/1/30	A1	2,550,000	2,870,433
St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Bonds (HealthPartners Oblig. Group), 5 1/4s, 5/15/36	A2	3,500,000	3,682,035
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds (Healtheast), 6s, 11/15/35	BBB–	1,150,000	1,197,277
			10,336,536
Mississippi (1.3%)
MS Bus. Fin. Corp. Rev. Bonds (Syst. Energy Resources, Inc.), 5 7/8s, 4/1/22	BBB	2,330,000	2,331,258
MS Bus. Fin. Corp. Gulf Opportunity Zone Rev. Bonds, Ser. A, 5s, 5/1/37	A3	2,250,000	2,408,378
Warren Cnty., Gulf Opportunity Zone Rev. Bonds (Intl. Paper Co.), Ser. A, 6 1/2s, 9/1/32	Baa2	2,000,000	2,291,380
			7,031,016
Nebraska (1.0%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1), Ser. A, 5 1/4s, 12/1/18	A–	3,000,000	3,418,530
Lancaster Cnty., Hosp. Auth. Rev. Bonds (Immanuel Oblig. Group), 5 5/8s, 1/1/40	AA–/F	925,000	1,023,836
NE Pub. Pwr. Dist. Rev. Bonds, Ser. A, 5s, 1/1/39	A1	750,000	836,205
			5,278,571
Nevada (7.5%)
Clark Cnty., Ltd. Tax Bonds, 5s, 6/1/33 T	AA	28,285,000	31,490,232
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5s, 7/1/33	A1	1,565,000	1,790,344
Clark Cnty., Impt. Dist. Special Assmt. Bonds (Summerlin No. 151), 5s, 8/1/25	BB–/P	2,005,000	1,816,169
Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas Corp.), Ser. A, AMBAC, 5 1/4s, 7/1/34	A3	3,000,000	3,000,000

Municipal Opportunities Trust     31

MUNICIPAL BONDS AND NOTES (139.9%)* cont.	Rating**	Principal amount	Value
Nevada cont.
Henderson, G.O. Bonds (Ltd. Tax -Swr.), NATL, FGIC, 5s, 6/1/29 (Prerefunded 12/1/14)	Aa2	$1,000,000	$1,003,510
Henderson, Local Impt. Dist. Special Assmt. Bonds (No. T-17), 5s, 9/1/25	BB+/P	575,000	594,406
			39,694,661
New Jersey (6.1%)
NJ State Econ. Dev. Auth. Rev. Bonds
(NYNJ Link Borrower, LLC), 5 3/8s, 1/1/43	BBB–	500,000	549,830
5s, 6/15/26	Baa1	500,000	562,510
(Middlesex Wtr. Co., Inc.), Ser. A, 5s, 10/1/23	A	1,000,000	1,166,310
NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds (NJ American Wtr. Co.)
Ser. A, 5.7s, 10/1/39	A1	3,900,000	4,395,885
Ser. B, 5.6s, 11/1/34	A1	500,000	563,450
NJ State Edl. Fac. Auth. Rev. Bonds
(Fairleigh Dickinson), Ser. C, 6s, 7/1/20	BBB/F	1,500,000	1,503,900
(Georgian Court U.), Ser. D, 5 1/4s, 7/1/37	Baa2	1,000,000	1,054,360
(Georgian Court U.), Ser. D, 5 1/4s, 7/1/27	Baa2	500,000	539,245
NJ State Higher Ed. Assistance Auth. Rev. Bonds (Student Loan), Ser. 1A, 5s, 12/1/22	Aa2	2,500,000	2,836,875
NJ State Hlth. Care Facs. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	Baa3	2,750,000	3,055,278
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Ba1	1,500,000	1,536,540
(Holy Name Hosp.), 5s, 7/1/36	Baa2	5,000,000	5,145,300
NJ State Trans. Trust Fund Auth. Rev. Bonds (Trans. Syst.), Ser. A, zero %, 12/15/30	A2	10,000,000	4,897,700
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 1A, 4 3/4s, 6/1/34	B2	3,000,000	2,242,350
Union Cnty., Util. Auth. Resource Recvy. Fac. Lease Rev. Bonds (Covanta Union), Ser. A, 5 1/4s, 12/1/31	AA+	2,300,000	2,512,520
			32,562,053
New Mexico (0.3%)
Sante Fe, Retirement Fac. Rev. Bonds (El Castillo Retirement Res.), 5s, 5/15/42	BBB–	1,460,000	1,480,090
			1,480,090
New York (9.5%)
Broome Cnty., Indl. Dev. Agcy. Continuing Care Retirement Rev. Bonds (Good Shepard Village), Ser. A, 6 7/8s, 7/1/40	B/P	320,000	335,514
Metro. Trans. Auth. Rev. Bonds, Ser. D
5s, 11/15/36	AA–	2,000,000	2,247,700
5s, 11/15/29	AA–	3,000,000	3,511,500
NY City, Indl. Dev. Agcy. Special Fac. FRB (American Airlines — JFK Intl. Arpt.), 7 5/8s, 8/1/25	B+/P	2,000,000	2,202,420
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds (British Airways PLC), 5 1/4s, 12/1/32	BB	700,000	701,764
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds, 5s, 6/15/31 T	AA+	10,000,000	11,539,116

32     Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (139.9%)* cont.	Rating**	Principal amount	Value
New York cont.
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds, Ser. GG, 5s, 6/15/43	AA+	$2,000,000	$2,209,160
NY Cntys., Tobacco Trust III Rev. Bonds (Tobacco Settlement), 6s, 6/1/43	A3	1,500,000	1,502,085
NY State Dorm Auth. Rev. Bonds, Ser. A, 5s, 3/15/43	AAA	4,000,000	4,562,160
NY State Dorm. Auth. Lease Rev. Bonds (State U. Dorm Fac.), Ser. A, 5s, 7/1/35	Aa2	1,000,000	1,137,260
NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds (Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	1,800,000	1,907,712
NY State Dorm. Auth. Rev. Bonds, Ser. C, 5s, 3/15/31T	AAA	4,750,000	5,727,024
NY State Energy Research & Dev. Auth. Gas Fac. Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A2	6,000,000	6,018,540
NY State, Dorm. Auth. Rev. Bonds (School Dists. Fin. Program), Ser. H, 5s, 10/1/21	Aa3	650,000	775,639
Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK Intl. Air Term. — 6), NATL, 5.9s, 12/1/17	AA–	6,000,000	6,018,300
			50,395,894
North Carolina (0.8%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. C, 6 3/4s, 1/1/24	A–	1,000,000	1,188,470
NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	805,000	888,140
(First Mtge. — Presbyterian Homes), 5 3/8s, 10/1/22	BB/P	1,000,000	1,017,960
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1, Catawba Elec.), Ser. A, 5s, 1/1/30	A2	800,000	902,384
			3,996,954
Ohio (7.2%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds (Prairie State Energy Campus), Ser. A, 5 1/4s, 2/15/43	A1	1,000,000	1,086,320
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-3, 6 1/4s, 6/1/37	B3	2,225,000	1,857,208
Ser. A-2, 5 7/8s, 6/1/30	B3	1,450,000	1,191,683
Ser. A-2, 5 3/4s, 6/1/34	B3	4,325,000	3,434,958
Erie Cnty., OH Hosp. Fac. Rev. Bonds (Firelands Regl. Med. Ctr.), Ser. A, 5 1/4s, 8/15/46	A–	2,500,000	2,544,350
Franklin Cnty., Hlth. Care Fac. Rev. Bonds (OH Presbyterian Retirement Svcs. (OPRS) Cmntys. Oblig. Group), Ser. A, 6s, 7/1/35	BBB–	1,125,000	1,241,618
Hickory Chase Cmnty. Auth. Rev. Bonds (Infrastructure Impt.), 7s, 12/1/38 F	CCC/P	644,000	77,216
JobsOhio Beverage Syst. Rev. Bonds (Statewide Sr. Lien Liquor Profits), Ser. A, 5s, 1/1/38	AA	2,000,000	2,244,320
Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp. Syst.), Ser. C, 6s, 8/15/43	A3	3,100,000	3,443,697
OH State Air Quality Dev. Auth. FRB (Columbus Southern Pwr. Co.), Ser. B, 5.8s, 12/1/38	Baa1	2,000,000	2,189,140

Municipal Opportunities Trust     33

MUNICIPAL BONDS AND NOTES (139.9%)* cont.	Rating**	Principal amount	Value
Ohio cont.
OH State Air Quality Dev. Auth., Poll. Control Mandatory Put Bonds (5/1/20) (FirstEnergy Nuclear), Ser. C, 3.95s, 11/1/32	Baa3	$950,000	$997,320
OH State Higher Edl. Fac. Comm. Rev. Bonds
(U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39 (Prerefunded 1/15/15)	A	3,000,000	3,038,880
(Kenyon College), 5s, 7/1/44	A1	5,000,000	5,381,600
OH State Tpk. Comm. Rev. Bonds
(Infrastructure), Ser. A-1, 5 1/4s, 2/15/33	A1	225,000	261,140
(Infrastructure), Ser. A-1, 5 1/4s, 2/15/32	A1	950,000	1,106,361
5s, 2/15/48	A1	1,250,000	1,365,800
Scioto Cnty., Hosp. Rev. Bonds (Southern Med. Ctr.), 5 1/2s, 2/15/28	A2	4,660,000	5,137,370
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds, 5 3/4s, 12/1/32	BB/P	625,000	649,488
Warren Cnty., Hlth. Care Fac. Rev. Bonds (Otterbein Homes Oblig. Group)
5s, 7/1/33	A	500,000	559,240
5s, 7/1/32	A	250,000	280,490
			38,088,199
Oregon (0.9%)
Keizer, Special Assmt. Bonds (Keizer Station), Ser. A, 5.2s, 6/1/31	A1	2,060,000	2,133,130
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds (Terwilliger Plaza), Ser. A, 5 1/4s, 12/1/26	BBB/F	1,040,000	1,077,523
OR Hlth. Sciences U. Rev. Bonds, Ser. A, 5 3/4s, 7/1/39	A1	1,250,000	1,447,100
			4,657,753
Pennsylvania (5.8%)
Allegheny Cnty., G.O. Bonds, Ser. C-69, 5s, 12/1/25	AA–	1,000,000	1,167,380
Allentown, Neighborhood Impt. Zone Dev. Auth. Rev. Bonds, Ser. A
5s, 5/1/35	Baa2	400,000	432,668
5s, 5/1/32	Baa2	1,350,000	1,467,558
Bucks Cnty., Indl. Dev. Auth. Rev. Bonds (US Steel Corp.), 6 3/4s, 6/1/26	BB–	1,000,000	1,178,690
Cumberland Cnty., Muni. Auth. Rev. Bonds (Presbyterian Homes), Ser. A, 5s, 1/1/17	BBB+/F	830,000	835,395
Delaware River Joint Toll Bridge Comm. Rev. Bonds, Ser. A, 5s, 7/1/21	A2	600,000	702,660
Delaware River Port Auth. PA & NJ Rev. Bonds
Ser. D, 5s, 1/1/40	A	1,200,000	1,300,080
5s, 1/1/31	A	2,500,000	2,888,950
Erie, Higher Ed. Bldg. Auth. Rev. Bonds (Mercyhurst College), 5 1/2s, 3/15/38	BBB	725,000	767,768
Franklin Cnty., Indl. Dev. Auth. Rev. Bonds (Chambersburg Hosp.), 5 3/8s, 7/1/42	A2	1,000,000	1,105,120
Lancaster, Higher Ed. Auth. College Rev. Bonds (Franklin & Marshall College), 5s, 4/15/29	AA–	1,000,000	1,094,820

34     Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (139.9%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Northampton Cnty., Hosp. Auth. Rev. Bonds (St. Luke’s Hosp. — Bethlehem), Ser. A, 5 1/2s, 8/15/40	A3	$1,250,000	$1,357,038
PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds (Amtrak), Ser. A, 5s, 11/1/32	A1	1,000,000	1,097,170
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Gwynedd Mercy College), Ser. KK1, 5 3/8s, 5/1/42	BBB	500,000	535,095
(St. Joseph’s U.), Ser. A, 5s, 11/1/40	A–	3,000,000	3,209,430
(Philadelphia U.), 5s, 6/1/30	Baa2	2,250,000	2,396,790
(Philadelphia U.), 5s, 6/1/22	Baa2	860,000	937,710
PA State Pub. School Bldg. Auth. Rev. Bonds (Northampton Co. Area Cmnty. College), 5s, 6/15/32	AA	2,030,000	2,254,762
PA State Tpk. Comm. Rev. Bonds
Ser. A, 5s, 12/1/38	A1	1,000,000	1,124,570
zero %, 12/1/34	A2	1,925,000	1,480,652
PA State, Higher Edl. Facs. Auth. Rev. Bonds (Temple U.), Ser. 1, 5s, 4/1/26	Aa3	750,000	868,883
Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds (Hosp.-Graduate Hlth. Sys.), Ser. A, 6 1/4s, 7/1/13 (In default) *** †	D/P	1,402,141	14
Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	AA	1,225,000	1,333,670
Susquehanna, Area Regl. Arpt. Syst. Auth. Rev. Bonds, Ser. A
6 1/2s, 1/1/38	Baa3	550,000	594,583
5s, 1/1/27	Baa3	650,000	708,988
			30,840,444
Puerto Rico (0.7%)
Cmnwlth. of PR, G.O. Bonds, Ser. A
5 1/2s, 7/1/39	BB	1,000,000	700,040
5 1/8s, 7/1/37	BB	1,000,000	684,840
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds, Ser. A
5 3/8s, 8/1/39	BBB–	1,500,000	1,116,750
AMBAC, zero %, 8/1/47	BBB	8,500,000	985,745
			3,487,375
Rhode Island (—%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, 6 1/4s, 6/1/42	Ba1	200,000	200,038
			200,038
South Carolina (1.3%)
SC State Pub. Svc. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5 3/4s, 12/1/43	AA–	3,000,000	3,536,040
Ser. A, 5 1/2s, 12/1/54	AA–	3,000,000	3,395,670
			6,931,710
Tennessee (0.7%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds (Mountain States Hlth. Alliance), 6s, 7/1/38	Baa1	3,450,000	3,915,405
			3,915,405

Municipal Opportunities Trust     35

MUNICIPAL BONDS AND NOTES (139.9%)* cont.	Rating**	Principal amount	Value
Texas (15.0%)
Alliance, Arpt. Auth. Rev. Bonds (Federal Express Corp.), 4.85s, 4/1/21	Baa1	$3,250,000	$3,359,330
Brazos River Harbor Naval Dist. Env. (Dow Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	400,000	446,991
Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory Put Bonds (5/1/28) (Dow Chemical), 5.9s, 5/1/38	BBB	2,850,000	3,103,080
Central TX Regl. Mobility Auth. Rev. Bonds (Sr. Lien), Ser. A, 5s, 1/1/33	Baa2	425,000	467,024
Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds, Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	4,000,000	4,302,720
Dallas, Area Rapid Transit Rev. Bonds (Sr. Lien), 5s, 12/1/33 T	AA+	26,000,000	29,138,940
Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev. Bonds, Ser. A, 5 1/4s, 11/1/30	A+	3,000,000	3,426,750
Grand Parkway Trans. Corp. Rev. Bonds (Sub. Tier Toll Syst.), Ser. B, 5s, 4/1/53	AA+	1,400,000	1,522,570
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds (YMCA of Greater Houston), Ser. A, 5s, 6/1/33	Baa3	800,000	864,184
Houston, Util. Syst. Rev. Bonds, Ser. A, 5s, 11/15/33	AA	1,500,000	1,730,384
Love Field, Arpt. Modernization Corp. Special Fac. Rev. Bonds (Southwest Airlines Co.), 5 1/4s, 11/1/40	Baa2	1,750,000	1,880,883
Lower CO River Auth. Rev. Bonds, U.S. Govt. Coll.
5 3/4s, 5/15/37 (Prerefunded 5/15/15)	A1	2,135,000	2,198,280
5 3/4s, 5/15/37 (Prerefunded 5/15/15)	AAA/P	50,000	51,482
Matagorda Cnty., Poll. Control Rev. Bonds (Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa1	1,500,000	1,615,590
New Hope, Cultural Ed. Facs. Fin. Corp. Rev. Bonds (Collegiate Hsg.-College Station I, LLC), AGM, 5s, 4/1/46	AA	2,100,000	2,275,181
North TX, Thruway Auth. Rev. Bonds, Ser. B, zero %, 9/1/43	AA+	2,000,000	396,840
North TX, Tollway Auth. Rev. Bonds
Ser. A, 6s, 1/1/25	A2	1,300,000	1,467,583
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	2,000,000	2,223,000
Ser. D, AGO, zero %, 1/1/28	AA	7,800,000	4,809,168
North TX, Tollway Auth. stepped-coupon Rev. Bonds (1st Tier), Ser. I, stepped-coupon zero % (6 1/2s, 1/1/15), 1/1/43 ††	A2	4,000,000	4,900,880
Red River, Hlth. Retirement Facs. Dev. Corp. Rev. Bonds (Sears Methodist Retirement Syst. Oblig. Group)
Ser. B, 6.15s, 11/15/49 (In default) †	D/P	282,000	106,244
Ser. A, 5.45s, 11/15/38 (In default) †	D/P	814,000	306,675
Sam Rayburn, Muni. Pwr. Agcy. Rev. Bonds, 5s, 10/1/21	BBB+	500,000	593,455

36     Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (139.9%)* cont.	Rating**	Principal amount	Value
Texas cont.
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev. Bonds (Buckner Retirement Svcs., Inc.), 5 1/4s, 11/15/37	A–	$1,100,000	$1,142,327
TX Muni. Gas Acquisition & Supply Corp. I Rev. Bonds, Ser. A, 5s, 12/15/15	A–	3,000,000	3,130,860
TX State Muni. Gas Acquisition & Supply Corp. III Rev. Bonds, 5s, 12/15/28	A3	1,500,000	1,655,400
TX State Trans. Comm. Tpk. Syst. Rev. Bonds (1st Tier), Ser. A, 5s, 8/15/41	A–	2,500,000	2,700,225
			79,816,046
Utah (0.3%)
Salt Lake City, Hosp. Rev. Bonds, AMBAC, 6 3/4s, 5/15/20 (Escrowed to maturity)	AAA/P	1,500,000	1,504,290
			1,504,290
Virginia (0.5%)
Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds (Mountain States Hlth. Alliance), Ser. C, 7 3/4s, 7/1/38	Baa1	2,100,000	2,470,692
			2,470,692
Washington (1.8%)
WA State G.O. Bonds (Sr. 520 Corridor-Motor Vehicle Tax), Ser. C, 5s, 6/1/28 T	AA+	5,000,000	5,857,047
Tobacco Settlement Auth. of WA Rev. Bonds, 5 1/4s, 6/1/32	A–	2,125,000	2,377,300
WA State Hlth. Care Fac. Auth. Rev. Bonds (Kadlec Med. Ctr.), 5 1/2s, 12/1/39	Baa3	1,200,000	1,428,432
			9,662,779
West Virginia (0.9%)
Harrison Cnty., Cmnty. Solid Waste Disp. Rev. Bonds (Allegheny Energy), Ser. D, 5 1/2s, 10/15/37	Baa3	3,450,000	3,545,979
WV State Hosp. Fin. Auth. Rev. Bonds (Thomas Hlth. Syst.), 6 3/4s, 10/1/43	B+/P	935,000	975,850
			4,521,829
Wisconsin (1.3%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds (Sr. Oblig. Group), 5 1/4s, 7/1/28	BBB	350,000	389,067
WI Dept. of Trans. Rev. Bonds, Ser. 1, 5s, 7/1/31	AA+	1,225,000	1,414,067
WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	2,500,000	3,002,275
WI State Hlth. & Edl. Facs. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,500,000	1,771,530
(Three Pillars Sr. Living), 5s, 8/15/33	A–/F	430,000	474,939
			7,051,878
Wyoming (0.8%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds (Basin Elec. Pwr. Co-op), Ser. A, 5 3/4s, 7/15/39	A1	2,000,000	2,236,280
WY Muni. Pwr. Agcy. Pwr. Supply Rev. Bonds
Ser. A, 5 1/2s, 1/1/33	A2	950,000	1,054,244
(Pwr. Supply), Ser. A, 5 1/2s, 1/1/28	A2	1,000,000	1,115,270
			4,405,794

TOTAL INVESTMENTS
Total investments (cost $675,310,984)	$743,212,854

Municipal Opportunities Trust     37

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2014 through October 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $531,295,492.
**

The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

***	Security is in default of principal and interest.
†	Non-income-producing security.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
F	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
T	Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions.
At the close of the reporting period, the fund maintained liquid assets totaling $52,276,806 to cover tender option bonds.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.
The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.
The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets (applicable to common shares outstanding)):
Utilities	23.8%
Transportation	23.2
Health care	22.8
Tax bonds	13.0
Local debt	12.6
Education	12.3
State debt	11.3

38     Municipal Opportunities Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$743,126,596	$86,258
Totals by level	$—	$743,126,596	$86,258
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust     39

Statement of assets and liabilities 10/31/14 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $675,310,984)	$743,212,854
Cash	1,030,381
Interest and other receivables	10,525,981
Receivable for investments sold	2,070,510
Prepaid assets	30,542
Total assets	756,870,268
LIABILITIES
Payable for shares of the fund repurchased	1,066,873
Payable for compensation of Manager (Note 2)	1,011,609
Payable for custodian fees (Note 2)	4,747
Payable for investor servicing fees (Note 2)	44,545
Payable for Trustee compensation and expenses (Note 2)	235,088
Payable for administrative services (Note 2)	1,444
Payable for floating rate notes issued (Note 1)	41,820,288
Distributions payable to shareholders	2,394,257
Distributions payable to preferred shareholders (Note 1)	931
Preferred share remarketing agent fees	50,674
Other accrued expenses	94,320
Total liabilities	46,724,776
Series B remarketed preferred shares: (3,417 shares authorized and issued at $25,000 per share) (Note 4)	85,425,000
Series C remarketed preferred shares: (3,737 shares authorized and issued at $25,000 per share) (Note 4)	93,425,000
Net assets	$531,295,492
REPRESENTED BY
Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$494,905,915
Undistributed net investment income (Note 1)	2,061,898
Accumulated net realized loss on investments (Note 1)	(33,574,191)
Net unrealized appreciation of investments	67,901,870
Total — Representing net assets applicable to common shares outstanding	$531,295,492
COMPUTATION OF NET ASSET VALUE
Net asset value per common share ($531,295,492 divided by 39,993,038 shares)	$13.28

The accompanying notes are an integral part of these financial statements.

40     Municipal Opportunities Trust

Statement of operations Six months ended 10/31/14 (Unaudited)
INTEREST INCOME	$17,402,658

EXPENSES
Compensation of Manager (Note 2)	$2,002,965
Investor servicing fees (Note 2)	133,144
Custodian fees (Note 2)	7,160
Trustee compensation and expenses (Note 2)	11,511
Administrative services (Note 2)	4,963
Interest and fees expense (Note 1)	123,151
Preferred share remarketing agent fees	137,118
Other	168,926
Total expenses	2,588,938
Net expenses	2,588,938

Net investment income	14,813,720
Net realized loss on investments (Notes 1 and 3)	(109,383)
Net unrealized appreciation of investments during the period	21,062,699
Net gain on investments	20,953,316
Net increase in net assets resulting from operations	$35,767,036

DISTRIBUTIONS TO SERIES B AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):
From ordinary income
Taxable net investment income	—
From tax exempt net investment income	(95,444)
Net increase in net assets resulting from operations (applicable to common shareholders)	$35,671,592

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust     41

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/14*	Year ended 4/30/14
	Operations:
	Net investment income	$14,813,720	$30,664,049
	Net realized loss on investments	(109,383)	(9,027,789)
	Net unrealized appreciation (depreciation) of investments	21,062,699	(30,373,813)
	Net increase (decrease) in net assets resulting from operations	35,767,036	(8,737,553)
	DISTRIBUTIONS TO SERIES B AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):
	From ordinary income
	Taxable net investment income	—	(3,826)
	From tax exempt net investment income	(95,444)	(218,009)
	Net increase (decrease) in net assets resulting from operations (applicable to common shareholders)	35,671,592	(8,959,388)
	DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):
	From ordinary income
	Taxable net investment income	—	(262,927)
	From tax exempt net investment income	(14,577,524)	(28,844,639)
	Decrease from capital shares repurchased (Note 5)	(13,519,500)	(18,854,753)
	Total increase (decrease) in net assets	7,574,568	(56,921,707)
	NET ASSETS
	Beginning of period	523,720,924	580,642,631
	End of period (including undistributed net investment income of $2,061,898 and $1,921,146, respectively)	$531,295,492	$523,720,924
	NUMBER OF FUND SHARES
	Common shares outstanding at beginning of period	41,142,204	42,883,756
	Shares repurchased (Note 5)	(1,149,166)	(1,740,918)
	Retirement of shares held by the fund	—	(634)
	Common shares outstanding at end of period	39,993,038	41,142,204
	Remarketed preferred shares outstanding at beginning and end of period	7,154	7,154
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

42     Municipal Opportunities Trust

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
Six months ended**				Year ended
	10/31/14	4/30/14	4/30/13	4/30/12	4/30/11	4/30/10
Net asset value, beginning of period (common shares)	$12.73	$13.54	$12.97	$11.26	$11.99	$10.47
Investment operations:
Net investment income[a]	.36	.73	.73	.80	.79	.81
Net realized and unrealized gain (loss) on investments	.51	(.88)	.56	1.72	(.70)	1.51
Total from investment operations	.87	(.15)	1.29	2.52	.09	2.32
Distributions to preferred shareholders:
From net investment income	—[f]	(.01)	(.01)	(.01)	(.02)	(.02)
Total from investment operations (applicable to common shareholders)	.87	(.16)	1.28	2.51	.07	2.30
Distributions to common shareholders:
From net investment income	(.36)	(.70)	(.71)	(.80)	(.80)	(.78)
Total distributions	(.36)	(.70)	(.71)	(.80)	(.80)	(.78)
Increase from shares repurchased	.04	.05	—	—	—	—
Net asset value, end of period (common shares)	$13.28	$12.73	$13.54	$12.97	$11.26	$11.99
Market price, end of period (common shares)	$11.84	$11.61	$12.66	$12.70	$10.77	$11.43
Total return at market price (%) (common shares)[b]	5.14 *	(2.40)	5.22	26.00	1.02	26.10
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (common shares)(in thousands)	$531,295	$523,721	$580,643	$556,120	$482,534	$514,093
Ratio of expenses to average net assets (including interest expense) (%) [c,d,e]	.49 *	.99	.94	.99	1.31	1.08
Ratio of net investment income to average net assets (%)[d]	2.76 *	5.89	5.40	6.46	6.57	6.91
Portfolio turnover (%)	5 *	11	13	21	16	23

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust     43

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment.

c  Includes amounts paid through expense offset arrangements, if any (Note 2).

d  Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

e  Includes interest and fee expense associated with borrowings which amounted to:

%
October 31, 2014	0.02%
April 30, 2014	0.05
April 30, 2013	0.05
April 30, 2012	0.05
April 30, 2011	0.06
April 30, 2010	0.06

f  Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

44     Municipal Opportunities Trust

Notes to financial statements 10/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2014 through October 31, 2014.

Putnam Municipal Opportunities Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund.

The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment-grade and some below investment-grade municipal bonds selected by Putnam Management. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their

Municipal Opportunities Trust     45

notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $94,097,233 were held by the TOB trust and served as collateral for $41,820,288 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $12,897 for these investments based on an average interest rate of 0.06%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2014, the fund had a capital loss carryover of $32,970,777 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$1,872,910	$6,531,519	$8,404,429	*
1,511,726	N/A	1,511,726	1,511,726
884,324	N/A	884,324	884,324
16,106,777	N/A	16,106,777	16,106,777
4,848,013	N/A	4,848,013	4,848,013
1,215,508	N/A	1,215,508	1,215,508

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $718,877 of certain losses recognized during the period from November 1, 2013 to April 30, 2014 to its fiscal year ending April 30, 2015.

The aggregate identified cost on a tax basis is $675,086,137, resulting in gross unrealized appreciation and depreciation of $72,265,816 and $4,139,099, respectively, or net unrealized appreciation of $68,126,717.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2014 was 0.077% and 0.082% for Series B and Series C remarketed preferred shares, respectively.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the higher of the 30-day “AA” composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

46     Municipal Opportunities Trust

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.55% of average net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

0.65%	of the first $500 million of average weekly net assets,
0.55%	of the next $500 million of average weekly net assets,
0.50%	of the next $500 million of average weekly net assets,
0.45%	of the next $5 billion of average weekly net assets,
0.425%	of the next $5 billion of average weekly net assets,
0.405%	of the next $5 billion of average weekly net assets,
0.39%	of the next $5 billion of average weekly net assets, and
0.38%	of any excess thereafter

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $306, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Municipal Opportunities Trust     47

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$40,298,603	$49,316,889
U.S. government securities (Long-term)	—	—
Total	$40,298,603	$49,316,889

Note 4: Preferred shares

The Series B (3,417) and C (3,737) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At the period end, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2014, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2015 (based on shares outstanding as of October 7, 2014). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2014 (based on shares outstanding as of October 7, 2013). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 1,149,166 common shares for an aggregate purchase price of $13,519,500, which reflects a weighted-average discount from net asset value per share of 10.65%

At the close of the reporting period, Putnam Investments, LLC owned approximately 766 shares of the fund (0.002% of the fund’s shares outstanding), valued at $10,172 based on net asset value.

48     Municipal Opportunities Trust

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Municipal Opportunities Trust     49

Shareholder meeting results (Unaudited)

June 24, 2014 meeting

At the meeting a proposal to authorize the Trustees to amend and restate the fund’s Agreement and Declaration of Trust to revise the quorum requirement for shareholder meetings, with respect to which the April 25, 2014 meeting had been adjourned, was approved as follows:

Votes for	Votes against	Abstentions
20,784,887	6,010,885	732,693

At the meeting, a proposal to authorize the Trustees to amend and restate the fund’s Agreement and Declaration of Trust to make other changes, with respect to which the April 25, 2014 meeting had been adjourned, was approved as follows:

Votes for	Votes against	Abstentions
22,511,000	4,072,407	945,057

All tabulations are rounded to the nearest whole number.

50     Municipal Opportunities Trust

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

Municipal Opportunities Trust     51

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds —
portfolios with managed allocations to
stocks, bonds, and money market
investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with
adjusting allocations to stocks, bonds, and
money market instruments, becoming more
conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52     Municipal Opportunities Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA701
291265 12/14

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

May 1 – May 31, 2014	—	—	—	3,330,099
June 1 – June 30, 2014	—	—	—	3,330,099
July 1 – July 31, 2014	151,351	$11.67	151,351	3,178,748
August 1 – August 31, 2014	292,930	$11.75	292,930	2,885,818
September 1 – September 30, 2014	288,147	$11.68	288,147	2,597,671
October 1 – October 7, 2014	—	—	—	2,597,671
October 8 – October 31, 2014	416,738	$11.87	416,738	3,624,239

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2013, which was in effect between October 8, 2013 and October 7, 2014, allowed the fund to repurchase up to 4,201,345 of its shares. The program renewed by the Board in September 2014, which is in effect between October 8, 2014 and October 7, 2015, allows the fund to repurchase up to 4,040,977 of its shares.
**	Information prior to October 7, 2014 is based on the total number of shares eligible for repurchase under the program, as amended through September 2013. Information from October 8, 2014 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2014.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2014